REGISTRATION AGREEMENT

     AGREEMENT made as of October 31, 1997, between TEARDROP GOLF COMPANY (the "Company") and TOMMY ARMOUR GOLF COMPANY ("Holder").

     The Parties to this Agreement are Parties to an Asset Purchase Agreement of even date herewith (the "Purchase Agreement"). In order to induce the Holder to enter into the Purchase Agreement, the Company has executed this Agreement in connection with the registration of securities issued by the Company under the Purchase Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement.

     The parties have agreed as follows:

     1. Registration Under Securities Act.

          (a) Filing of Shelf Registration Statement. The Company shall cause to be filed within 75 calendar days of the date hereof a shelf Registration Statement registering the securities on a continuous basis on Form S-3 or any successor thereto providing for the sale by the Holder of all of its Registrable Securities and will use its best efforts to have such shelf Registration Statement declared effective by the Commission within 120 days from the date hereof, except that there shall be permitted an additional 30 days for the Company to have the Registration Statement declared effective where the regulations of the Commission render the ability of the Company to satisfy the 120 day requirement impracticable.

          (b) Expenses. The Company shall pay all Registration Expenses in connection with the registration pursuant to this Agreement.

     2. Registration Procedures.

          (a) If and whenever the Company is required to effect the registration of the Registrable Securities under the Securities Act as provided in
     Section 1, the Company shall, as expeditiously as possible:

               (i) subject to Section 1, prepare and file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter cause such registration statement to become and remain effective, provided however, that before filing such registration statement or any amendments thereto, the Company will furnish to the Holder copies of all such documents proposed to be filed, which documents will be subject to its review in accordance with Section 2(b);

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Holder set forth in such registration statement;

               (iii) furnish to the Holder (or underwriter, if any, of the securities being sold by the Holder) such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as, the Holder (and each such underwriter, if any) may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

               (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as the Holder (and any underwriter of the Registrable Securities being sold) shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be necessary or advisable to enable the Holder (and underwriter, if any) to consummate the disposition in such jurisdictions of the Registrable Securities except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

               (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder to consummate the disposition of such Registrable Securities;

               (vi) furnish to the Holder a signed counterpart, addressed to the Holder (and the underwriters, if any), of:

                    (A) an  opinion  of  counsel  for  the  Company,  dated  the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement) reasonably satisfactory in form and substance to the Holder, and

                    (B) in the event of an  underwritten  offering,  a "comfort"
               letter, dated the effective date of such registration statement (and if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered and in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as the Holder may reasonably request;

               (vii)  notify  the  Holder  (and  the  managing   underwriter  or
          underwriters, if any) promptly and confirm such advice in writing promptly thereafter:

                    (A) when the registration  statement,  the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective:

                    (B) of any  request  by the  Commission  for  amendments  or supplements to the registration statement or the prospectus or for additional information;

                    (C) of the  issuance  by the  Commission  of any stop  order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose;

                    (D) if at any time the representations and warranties of the
               Company cease to be true and correct;

                    (E) of the receipt by the Company of any  notification  with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

               (viii) notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Holder promptly prepare and furnish to the Holder (and each underwriter, if any) a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

               (ix) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

               (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the Company's first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and will furnish to the Holder at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which the Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

               (xi) make available for inspection by the Holder, any underwriter participating in any disposition pursuant to the registration statement and any attorney or accountant retained by the Holder or such underwriter (each, an "Inspector"), all financial and other records, pertinent corporate documents and properties of the Company (the "Records"), and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration in order to permit a reasonable investigation within the meaning of Section 11 of the Securities Act;

               (xii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

               (xiii) enter into such agreements and take such other actions as the Holder shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

               (xiv) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed; and

               (xv) use its best efforts to provide a CUSIP number for the Registrable Securities, not later than the effective date of the registration statement.

          (b) The Company will not file any registration statement or amendment hereto or any prospectus or any supplement thereto (including such documents incorporated by reference and proposed to be filed after the initial filing of the registration statement) to which the Holder (or the underwriter or underwriters, if any) shall reasonably object. The Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (viii) of this Section, the Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of this Section.

     3. Indemnification by the Company.

          (a) General Rights.

               (i) In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does agree to, indemnify and hold harmless in the case of any registration statement of the Company, the Holder and any underwriter including the respective directors, officers, agents and controlling persons (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), if any, of each of the Holder and such underwriters against any losses, claims, damages, liabilities or expense, joint or several, to which the Holder (or any underwriter) or any such director, officer, agent or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder (or any underwriter) and each such director, officer, agent and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding, provided that the Company shall not be liable in such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement exclusively in reliance upon and in conformity with information furnished to the Company through an instrument duly executed by the Holder, specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder (or underwriter, if any) or any such director, officer, agent or controlling person and shall survive the transfer of such securities by the Holder.

               (ii) The Holder will, and hereby does agree to indemnify and hold harmless the Company and the directors, officers, agents and controlling persons, if any, of the Company against any losses, claims, damages, liabilities or expense to which the Company and the directors, officers, agents and controlling persons, if any, of the Company may become subject under the Securities Act insofar as such losses, claims, damages, liabilities or expense arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent (and only to the extent) that such loss, claim, damage, liability or expense occurs in exclusive reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; provided that the Holder shall be liable under this paragraph for only that amount of losses, claims, damages, liabilities or expense as does not exceed the proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such registration. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, agent or controlling person.

          (b) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section, except to the extent that the indemnifying party is actually prejudiced in a material manner by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

          (c) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section (with appropriate modifications) shall be given by the Company and the Holder with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

          (d) Indemnification Payments. The indemnification required by this Section shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          (e) Contribution. If the indemnification provided for in the preceding subdivisions of this Section is unavailable to an indemnified party in respect of any loss, claim, damage, liability or expense referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
     (i) above but also the relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or expense, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of subdivision (a) of this Section and in no event shall the obligation of any indemnifying party to contribute under this subdivision (e) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or (b) of this Section had been available under the circumstances. Notwithstanding the provisions of this subdivision (e), neither the Holder nor the underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of the Holder, the net proceeds received by the Holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered by the public exceeds, in either such case, the amount of any damages that the Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11 the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     4. Definitions.

          (a) The term "Registrable Securities" means (i) the Common Stock issued to Sellers pursuant to the Purchase Agreement, (ii) the common stock issued or issuable upon conversion of the Preferred Stock originally issued to Sellers pursuant to the Purchase Agreement and (iii) the Preferred Stock and any securities issued or issuable with respect to the securities referred to in clause (i), (ii) or (iii) or with respect to securities which previously became Registrable Securities pursuant to this clause by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any similar state law then in force, or (d) such securities shall have ceased to be outstanding.

          (b) The term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration, filing and NASD fees, all stock exchange listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of the Holder's Registrable Securities pursuant to the shelf Registration Statement, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of the Company's personnel or general overhead expenses of the Company, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

          (c) For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (by conversion or otherwise, but disregarding any legal or other restrictions upon the exercise of such right), whether or not such acquisition has actually been effected.

          (d) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.

     5. Certain Rights of the Holder.

     The Company will not file any registration statement under the Securities Act, unless it shall first have given to the Holder, at least 30 days prior written notice thereof. If any such registration statement refers to the Holder by name or otherwise as the holder of any securities of the Company, then the Holder shall have the right within such 30 day period to require (a) the insertion therein of language, in form and substance satisfactory to the Holder to the effect that the holding by the Holder of such securities does not necessarily make the Holder a "controlling person" of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by the Holder of the investment quality of the Company's debt or equity securities covered thereby and that the Holder will assist in meeting any future financial requirements of the Company or (b) in the event that such reference to the Holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to the Holder. If the Holder does not respond within such 30 day period, the Company may proceed with the filing.

     6. Miscellaneous.

          (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement.

          (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the Holders to include Registrable Securities in a registration statement undertaken pursuant to this Agreement or which would adversely affect the ability of the Holder to sell such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if and only if the Company has obtained the written consent of the Holder or, if such securities are held by more than one holder and where such amendment would not adversely affect the rights of any holder by written consent of a majority in interest of the Preferred Stock.

          (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

          (e) Jurisdiction and Governing Law. The Company and the Holder each hereby consent to personal jurisdiction in any action brought with respect to this Agreement and the transactions contemplated hereunder in any federal or state court within the State of Delaware. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware without giving effect to conflicts of law principles thereof.

          (f) Construction. Section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

          (g) Severability. In the event that any provision hereof would, under applicable law, be invalid or enforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and permissible under, applicable law. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement which shall remain in full force and effect.

          (h) Joint Agreement. The provisions of this Agreement and each document delivered pursuant hereto shall be deemed to be the joint effort of each of the parties hereto and shall not be construed more severely or strictly against any one or more parties.

          (i) Notices. Except as otherwise provided in this Agreement, all notices, requests and other communications shall be in writing and shall be given to the Holder addressed to it in the manner set forth in the Stock Purchase Agreement or at such other address as the Holder shall have furnished to the Company in writing, and to the Company, to the attention of its President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to the Holder. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified above, provided that any such notice, request or communication shall not be effective until received.

          (j) Counterparts. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

          (k) No Inconsistent Agreements. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holder in this Agreement or which otherwise conflicts with the provisions hereof. The rights granted to the Holder hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any agreements. The Company will not grant any registration rights under the Securities Act or any state securities laws without the prior written consent of the Holder.

          (l) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction. Any remedy hereunder is subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

          (m) Entire Agreement. This Agreement embodies the entire agreement between the parties and understanding between the Company and the Holder relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                          TEARDROP GOLF COMPANY

                                          By:________________________________
                                          Title:_____________________________


                                          TOMMY ARMOUR GOLF COMPANY

                                          By:________________________________
                                          Title:_____________________________